UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 16, 2022

LAZYDAYS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38424	82-4183498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Parks Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 3, 2022, Lazydays Holdings, Inc. (“Lazydays” or the “Company”) filed a Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing that its 2022 annual meeting of stockholders (the “2022 Annual Meeting”) would occur on Wednesday, June 8, 2022.

On March 16, 2022, the Company announced a change in its previously announced 2022 Annual Meeting date from Wednesday, June 8, 2022 to Thursday June 9, 2022. The record date for determination of stockholders entitled to notice of, and to vote at, the 2022 Annual Meeting remains April 11, 2022.

The exact time and location of the 2022 Annual Meeting along with all other relevant information concerning the 2022 Annual Meeting will be included in Lazydays’ 2022 Annual Meeting proxy statement, which will be filed with the SEC and become available to the Company’s stockholders at a later date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

March 16, 2022	By:	/s/ NICHOLAS J. TOMASHOT
Date		Nicholas J. Tomashot
Chief Financial Officer